Exhibit 10.94

AMENDMENT
TO THE
PROVIDER SERVICES AGREEMENT
BETWEEN
FOUNDATION HEALTH SYSTEMS, INC.
AND
PROFESSIONAL CARE IPA

The Provider Services Agreement dated March 1, 1999 between Professional Care IPA (“PPG”) and Foundation Health Systems, Inc. (“FHS”), including all amendments, extensions and/or options thereto (hereinafter the “Agreement”), is hereby amended effective July 1, 2000

FHS and PPG agree to amend the Agreement as follows:

1.                                       Addendum B. Section B.1. Item 1.1 Capitation Rate will be amended to read:

Standard HMO	Capitation
Effective 7/1/00 through 6/30/01	$	***
Effective 7/1/01 through 7/1/02	$	***

2.                                       Addendum B. Section B. Item 3.2. Shared Risk Administration, the first paragraph shall be amended to read:

As a contingency for any PPG liability under this Shared Risk Program.  HMO shall deduct two percent (2%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.  In the event the Shared Risk Claims exceed the Shared Risk Budget at the interim settlement date.  HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of the PPG’s monthly capitation and may continue such withhold until the deficit amount is recovered.

3.                                       Addendum B. Section C. 1. Item 1.1 Capitation Rates will be amended to read.

Small Group	Capitation
Effective 7/1/00 through 6/30/01	$	***
Effective 7/1/01 through 7/1/02	$	***

4.                                       Addendum B. Section C. Item 3.2. Shared Risk Administration, the first paragraph shall be amended to read:

As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.  In the event the Shared Risk Claims exceed the Shared Risk Budget at the interim settlement date, HMO may at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of the PPG’s monthly capitation and may continue such withhold until the deficit amount is recovered

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized to be effective on the date and year first written above.

Except as so amended, all other provisions of the Agreement shall remain unchanged and in effect.

Professional Care IPA	Foundation Health Systems Affiliates/Health Net

/s/ Ed Rotan	/s/ Christopher Ciano
Signature	Signature

Ed Rotan
Print Name	Christopher Ciano

President & CEO	Sr. Vice President & General Manager - Southern Region
Title

9-25-00	11/8/00
Date	Date